As filed with the Securities and Exchange Commission on May 21, 2019

Registration No. 333-228715

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Pre-Effective Amendment No. 1

to

Form S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Holly Energy Partners, L.P.

Holly Energy Finance Corp.*

(Exact Name of the Registrants as Specified in Their Charters)

Delaware Delaware	20-0833098 20-2263311
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

2828 N. Harwood, Suite 1300 Dallas, Texas 75201 (214) 871-3555	Denise C. McWatters Senior Vice President, General Counsel and Secretary Holly Energy Partners, L.P. 2828 N. Harwood, Suite 1300 Dallas, Texas 75201 (214) 871-3555
(Address, Including Zip Code, and Telephone Number, Including Area Code, of each of the Registrants’ Principal Executive Offices)	(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of each of the Registrants’ Agent for Service)

Copy to:

Alan J. Bogdanow

Katherine Terrell Frank

Vinson & Elkins L.L.P.

Trammell Crow Center

2001 Ross Avenue, Suite 3900

Dallas, Texas 75201

(214) 220-7700

Approximate date of commencement of proposed sale to the public: From time to time after this registration statement becomes effective.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐	Smaller reporting company	☐

		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.  ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee(6)
Primary Offering
Common units representing limited partner interests(1)
Preferred units representing limited partner interests
Debt securities(2)
Guarantees of debt securities(3)
Total Primary Offering	(4)	(6)	$2,000,000,000.00(8)	$9,975.17(10)
Secondary Offering
Common units representing limited partner interests	59,630,030(5)	(7)	$1,692,896,551.70(9)	$128,172.34(11)
Total (Primary and Secondary)				$138,147.51(12)

(1)

There are being registered hereunder an indeterminate number of common units of Holly Energy Partners, L.P. (“Holly Energy Partners”) that may be issued upon conversion of preferred units or debt securities registered hereunder. No separate consideration will be received for common units that are issued upon conversion of preferred units or debt securities registered hereunder.

(2)

If any debt securities are issued at an original issue discount, then the offering price of such debt securities shall be in such amount as shall result in an aggregate initial offering price not to exceed $2,000,000,000, less the dollar amount of any registered securities previously issued.

(3)

Each of the subsidiaries of Holly Energy Partners identified on the following pages may guarantee any series of debt securities issued under this Registration Statement. No separate consideration will be paid in respect of any guarantees. Pursuant to Rule 457(n) under the Securities Act of 1933 (the “Securities Act”), no separate registration fee will be paid with respect to any guarantees of any debt securities registered hereby.

(4)

The amount of securities registered in the primary offering consists of $2,000,000,000 of a presently indeterminate number or amount of common units of Holly Energy Partners, preferred units of Holly Energy Partners, debt securities of Holly Energy Partners, which may be co-issued by its subsidiary, Holly Energy Finance Corp., and guarantees of such debt securities as set forth in Note 3 above.

(5)

Pursuant to Rule 416(a) under the Securities Act, the number of common units being registered on behalf of the selling unitholders shall be adjusted to include any additional common units that may become issuable as a result of any distribution, split, combination or similar transaction.

(6)

With respect to the primary offering, the proposed maximum aggregate offering price for each class of securities to be registered in the primary offering is not specified pursuant to General Instruction II.D. of Form S-3.

(7)

With respect to the secondary offering, the proposed maximum offering price per common unit will be determined from time to time in connection with, and at the time of, the sale by the selling unitholder.

(8)

Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933. With respect to the primary offering, in no event will the aggregate initial offering price of all securities offered from time to time pursuant to this Registration Statement exceed $2,000,000,000.

(9)

Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) under the Securities Act on the basis of the average of the high and low sale prices of the common units on December 4, 2018, as reported on the New York Stock Exchange.

(10)

The $2,000,000,000 of securities registered in the primary offering includes $1,917,696,610.00 of common units of Holly Energy Partners, preferred units of Holly Energy Partners, debt securities of Holly Energy Partners, which may be co-issued by its subsidiary, Holly Energy Finance Corp., and guarantees of such debt securities (the “Primary Unsold Securities”) registered pursuant to Registration Statement No. 333-204609 (the “Prior Registration Statement”), originally filed with the Securities and Exchange Commission on June 1, 2016, and declared effective on December 14, 2016, that have not been issued and sold by us. Pursuant to Rule 415(a)(6) under the Securities Act, $219,768.03 of filing fees previously paid in connection with the Primary Unsold Securities (which includes $219,768.03 of filing fees previously paid in connection with unsold securities registered pursuant to Registration Statement No. 333-178304 filed by the Registrant on December 2, 2011, and declared effective on June 4, 2012) will continue to be applied to the Primary Unsold Securities. The Registrants are also including $82,303,390.00 of newly registered common units of Holly Energy Partners, preferred units of Holly Energy Partners, debt securities of Holly Energy Partners, which may be co-issued by its subsidiary, Holly Energy Finance Corp., and guarantees of such debt securities (the “New Securities”). A filing fee of $9,975.17, calculated in accordance with Rule 457(o) under the Securities Act, is paid herewith in connection with the New Securities. To the extent that, after the filing date hereof and prior to the effectiveness of this registration statement, the Registrants sell any Primary Unsold Securities pursuant to the Prior Registration Statement, the Registrants will identify in a pre-effective amendment to this registration statement the updated amount of Primary Unsold Securities from the Prior Registration Statement to be included in this registration statement pursuant to Rule 415(a)(6) and the updated amount of New Securities to be registered on this registration statement. In accordance with Rule 415(a)(6), the offering of Primary Unsold Securities on the Prior Registration Statement will be deemed terminated as of the effective date of this registration statement.

(11)

The 59,630,030 common units registered hereunder for sale by certain selling unitholders include 22,380,030 common units of Holly Energy Partners (the “Secondary Unsold Units”) registered pursuant to the Prior Registration Statement. Pursuant to Rule 415(a)(6) under the Securities Act, $68,437.07 of filing fees previously paid in connection with the Secondary Unsold Units (which includes $67,709.92 of filing fees previously paid in connection with unsold securities registered pursuant to Registration Statement No. 333-178304 filed by the Registrant on December 2, 2011, and declared effective on June 4, 2012) will continue to be applied to the Secondary Unsold Units. A filing fee of $128,172.34, calculated in accordance with Rule 457(c) under the Securities Act, is paid herewith in connection with the 37,250,000 new secondary common units registered hereunder (the “New Secondary Units”). In accordance with Rule 415(a)(6), the offering of Secondary Unsold Units on the Prior Registration Statement will be deemed terminated as of the effective date of this registration statement

(12)	The full registration fee was paid in connection with the initial filing of this registration statement.

The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

*	Additional Registrants are identified on the following pages.

ADDITIONAL REGISTRANTS

The additional Registrants listed below are subsidiaries of Holly Energy Partners and may guarantee the debt securities registered hereby.

Cheyenne Logistics LLC
(Exact Name of Registrant As Specified In Its Charter)
Delaware	45-3541447
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

El Dorado Logistics LLC
(Exact Name of Registrant As Specified In Its Charter)
Delaware	45-3541520
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

El Dorado Operating LLC
(Exact Name of Registrant As Specified In Its Charter)
Delaware	47-4613468
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

El Dorado Osage LLC
(Exact Name of Registrant As Specified In Its Charter)
Delaware	61-1771654
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Frontier Aspen LLC
(Exact Name of Registrant As Specified In Its Charter)
Delaware	47-4934328
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

HEP Cheyenne LLC
(Exact Name of Registrant As Specified In Its Charter)
Delaware	81-2771127
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

HEP Cheyenne Shortline LLC
(Exact Name of Registrant As Specified In Its Charter)
Delaware	30-0997573
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

HEP El Dorado LLC
(Exact Name of Registrant As Specified In Its Charter)
Delaware	46-4027645
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

HEP Fin-Tex/Trust-River, L.P.
(Exact Name of Registrant As Specified In Its Charter)
Texas	20-2161011
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

HEP Logistics GP, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)
Delaware	51-0504692
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

HEP Mountain Home, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)
Delaware	71-0968300
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

HEP Navajo Southern, L.P.
(Exact Name of Registrant As Specified In Its Charter)
Delaware	57-1207829
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

HEP Oklahoma LLC
(Exact Name of Registrant As Specified In Its Charter)
Delaware	82-5321261
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

HEP Pipeline Assets, Limited Partnership
(Exact Name of Registrant As Specified In Its Charter)
Delaware	51-0512050
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

HEP Pipeline GP, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)
Delaware	72-1583767
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

HEP Pipeline, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)
Delaware	71-0968296
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

HEP Refining Assets, L.P.
(Exact Name of Registrant As Specified In Its Charter)
Delaware	51-0512052
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

HEP Refining GP, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)
Delaware	71-0968297
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

HEP Refining, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)
Delaware	71-0968299
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

HEP Tulsa LLC
(Exact Name of Registrant As Specified In Its Charter)
Delaware	27-0497982
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

HEP UNEV Holdings LLC
(Exact Name of Registrant As Specified In Its Charter)
Delaware	90-0868553
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

HEP UNEV Pipeline LLC
(Exact Name of Registrant As Specified In Its Charter)
Delaware	26-1123552
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

HEP Woods Cross, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)
Delaware	72-1583768
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Holly Energy Holdings LLC
(Exact Name of Registrant As Specified In Its Charter)
Delaware	30-0997569
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Holly Energy Partners—Operating, L.P.
(Exact Name of Registrant As Specified In Its Charter)
Delaware	51-0504696
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Holly Energy Storage—Lovington LLC
(Exact Name of Registrant As Specified In Its Charter)
Delaware	27-2245181
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Lovington-Artesia, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)
Delaware	26-1583770
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Roadrunner Pipeline, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)
Delaware	26-2758381
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

SLC Pipeline LLC
(Exact Name of Registrant As Specified In Its Charter)
Delaware	27-0385778
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Woods Cross Operating LLC
(Exact Name of Registrant As Specified In Its Charter)
Delaware	81-2995600
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

(1)

The address, telephone number and primary standard industrial classification code number of each additional registrant is the same as Holly Energy Partners. The name, address and telephone number for the agent for service for each additional registrant is the same as Holly Energy Partners’ agent for service.

EXPLANATORY NOTE

Holly Energy Partners, L.P., Holly Energy Finance Corp. and the additional registrants named herein are filing this Pre-Effective Amendment No. 1 to the Registration Statement on Form S-3 (Registration No. 333-228715), originally filed on December 7, 2018 (the “Registration Statement”), as an exhibit-only filing to file the consent of Ernst & Young LLP (the “Consent”) filed herewith as Exhibit 23.1 in order to update the Consent originally filed with the Registration Statement. Accordingly, this Pre-Effective Amendment No. 1 consists only of the facing page, the list of additional registrants, this explanatory note, Item 16 of Part II of the Registration Statement, the signature pages to the Registration Statement, the exhibit index and the Consent filed herewith as Exhibit 23.1. The prospectus and the balance of Part II of the Registration Statement are unchanged and have been omitted.

PART II.

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.	Exhibits and Financial Statement Schedules

The exhibits listed below in the Index to Exhibits are part of this Pre-effective Amendment No. 1 to the Registration Statement and are incorporated herein by reference.

INDEX TO EXHIBITS

Exhibit Number	Description

1.1**	Form of Underwriting Agreement.

4.1+	Form of Senior Indenture.

4.2+	Form of Subordinated Indenture.

4.3	Second Amended and Restated Agreement of Limited Partnership of Holly Energy Partners, L.P. (incorporated by reference to Exhibit 3.1 of Holly Energy Partners, L.P. Current Report on Form 8-K filed on November 1, 2017, File No. 001-32225).

4.4	Form of certificate representing common units of Holly Energy Partners, L.P. (incorporated by reference to Exhibit A to Exhibit 3.1 of the Quarterly Report on Form 10-Q of Holly Energy Partners, L.P. for the quarter ended June 30, 2004, File No. 001-32225).

4.5	Indenture, dated July 19, 2016, among Holly Energy Partners, L.P., Holly Energy Finance Corp., the other Guarantors party thereto and U.S. Bank National Association (incorporated by reference to Exhibit 4.1 of Registrant’s Form 8-K Current Report filed July 19, 2016, File No. 001-32225).

4.6	First Supplemental Indenture, dated November 2, 2016, among Woods Cross Operating LLC, Holly Energy Partners, L.P., Holly Energy Finance Corp., the other Guarantors party thereto and U.S. Bank National Association (incorporated by reference to Exhibit 4.3 of the Quarterly Report on Form 10-Q of Holly Energy Partners, L.P. for the quarter ended September 30, 2016, filed on November 3, 2016, File No. 001-32225).

4.7	Second Supplemental Indenture, dated July 26, 2017, among Holly Energy Holdings LLC, Holly Energy Partners, L.P., Holly Energy Finance Corp., the other Guarantors party thereto and U.S. Bank National Association (incorporated by reference to Exhibit 4.1 of the Quarterly Report on Form 10-Q of Holly Energy Partners, L.P. for the quarter ended June 30, 2017, filed on August 2, 2017, File No. 001-32225).

4.8	Third Supplemental Indenture, dated May 29, 2018, among HEP Oklahoma LLC, Holly Energy Partners, L.P., Holly Energy Finance Corp., the other Guarantors party thereto and U.S. Bank National Association (incorporated by reference to Exhibit 4.1 of the Quarterly Report on Form 10-Q of Holly Energy Partners, L.P. for the quarter ended June 30, 2018, filed on August 2, 2018, File No. 001-32225).

4.9**	Form of Certificate Representing Preferred Units of Holly Energy Partners, L.P.

4.10**	Form of Senior Debt Securities.

4.11**	Form of Subordinated Debt Securities.

5.1+	Opinion of Vinson & Elkins L.L.P. regarding the validity of the securities being registered.

8.1+	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

23.1*	Consent of Ernst & Young LLP.

23.2+	Consent of Vinson & Elkins L.L.P. (contained in Exhibits 5.1 and 8.1).

24.1+	Power of Attorney (contained on the signature pages).

25.1***	Form T-1 Statement of Eligibility respecting the Senior Indenture.

25.2***	Form T-1 Statement of Eligibility respecting the Subordinated Indenture.

+	Previously filed.
*	Filed herewith.
**	To be filed either by amendment or as an exhibit to a Current Report on Form 8-K and incorporated by reference in this registration statement.
***	To be filed in accordance with the requirements of Section 305(b)(2) of the Trust Indenture Act of 1939 and Rule 5b-3 thereunder.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on May 21, 2019.

HOLLY ENERGY PARTNERS, L.P.

By:	HEP Logistics Holdings, L.P., its general partner

By:	Holly Logistic Services, L.L.C., its general partner

By:	/s/ Richard L. Voliva III
Name:	Richard L. Voliva III
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on May 21, 2019.

	Name	Title

	* George J. Damiris	Chief Executive Officer, President and Director of Holly Logistic Services, L.L.C. (Principal Executive Officer)

	/s/ Richard L. Voliva III Richard L. Voliva III	Executive Vice President and Chief Financial Officer of Holly Logistic Services, L.L.C. (Principal Financial Officer)

	* Kenneth P. Norwood	Vice President and Controller of Holly Logistic Services, L.L.C. (Principal Accounting Officer)

	* Michael C. Jennings	Chairman of the Board of Holly Logistic Services, L.L.C.

	* Larry R. Baldwin	Director of Holly Logistic Services, L.L.C.

	* Christine B. LaFollette	Director of Holly Logistic Services, L.L.C.

	* James H. Lee	Director of Holly Logistic Services, L.L.C.

	* Eric L. Mattson	Director of Holly Logistic Services, L.L.C.

*By:	/s/ Richard L. Voliva III
Richard L. Voliva III
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on May 21, 2019.

HOLLY ENERGY FINANCE CORP.

By:	/s/ Richard L. Voliva III
Name:	Richard L. Voliva III
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on May 21, 2019.

Name		Title

* George J. Damiris		Chief Executive Officer, President and Director of Holly Energy Finance Corp. (Principal Executive Officer)

/s/ Richard L. Voliva III Richard L. Voliva III		Executive Vice President, Chief Financial Officer and Director of Holly Energy Finance Corp. (Principal Financial Officer)

* Kenneth P. Norwood		Vice President and Controller of Holly Energy Finance Corp. (Principal Accounting Officer)

* Denise C. McWatters		Director of Holly Energy Finance Corp.

*By:	/s/ Richard L. Voliva III
Richard L. Voliva III
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on May 21, 2019.

HEP LOGISTICS GP, L.L.C.

By:	Holly Energy Partners, L.P., its sole member

By:	HEP Logistics Holdings, L.P., its general partner

By:	Holly Logistic Services, L.L.C., its general partner

By:	/s/ Richard L. Voliva III
Name:	Richard L. Voliva III
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on May 21, 2019.

	Name	Title

	* George J. Damiris	Chief Executive Officer, President and Director of Holly Logistic Services, L.L.C. (Principal Executive Officer)

	/s/ Richard L. Voliva III Richard L. Voliva III	Executive Vice President and Chief Financial Officer of Holly Logistic Services, L.L.C. (Principal Financial Officer)

	* Kenneth P. Norwood	Vice President and Controller of Holly Logistic Services, L.L.C. (Principal Accounting Officer)

	* Michael C. Jennings	Chairman of the Board of Holly Logistic Services, L.L.C.

	* Larry R. Baldwin	Director of Holly Logistic Services, L.L.C.

	* Christine B. LaFollette	Director of Holly Logistic Services, L.L.C.

	* James H. Lee	Director of Holly Logistic Services, L.L.C.

	* Eric L. Mattson	Director of Holly Logistic Services, L.L.C.

*By:	/s/ Richard L. Voliva III
Richard L. Voliva III Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on May 21, 2019.

HOLLY ENERGY PARTNERS—OPERATING, L.P.

By:	HEP Logistics GP, L.L.C., its general partner

By:	Holly Energy Partners, L.P., its sole member

By:	HEP Logistics Holdings, L.P., its general partner

By:	Holly Logistic Services, L.L.C., its general partner

By:	/s/ Richard L. Voliva III
Name:	Richard L. Voliva III
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on May 21, 2019.

	Name	Title

	* George J. Damiris	Chief Executive Officer, President and Director of Holly Logistic Services, L.L.C. (Principal Executive Officer)

	/s/ Richard L. Voliva III Richard L. Voliva III	Executive Vice President and Chief Financial Officer of Holly Logistic Services, L.L.C. (Principal Financial Officer)

	* Kenneth P. Norwood	Vice President and Controller of Holly Logistic Services, L.L.C. (Principal Accounting Officer)

	* Michael C. Jennings	Chairman of the Board of Holly Logistic Services, L.L.C.

	* Larry R. Baldwin	Director of Holly Logistic Services, L.L.C.

	* Christine B. LaFollette	Director of Holly Logistic Services, L.L.C.

	* James H. Lee	Director of Holly Logistic Services, L.L.C.

	* Eric L. Mattson	Director of Holly Logistic Services, L.L.C.

*By:	/s/ Richard L. Voliva III
Richard L. Voliva III Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on May 21, 2019.

HOLLY ENERGY HOLDINGS LLC
CHEYENNE LOGISTICS LLC
EL DORADO LOGISTICS LLC
EL DORADO OPERATING LLC
EL DORADO OSAGE LLC
FRONTIER ASPEN LLC
HEP CHEYENNE LLC
HEP CHEYENNE SHORTLINE LLC
HEP EL DORADO LLC
HEP MOUNTAIN HOME, L.L.C.
HEP OKLAHOMA LLC
HEP PIPELINE, L.L.C.
HEP PIPELINE GP, L.L.C.
HEP REFINING, L.L.C.
HEP REFINING GP, L.L.C.
HEP TULSA LLC
HEP UNEV HOLDINGS LLC
HEP UNEV PIPELINE LLC
HEP WOODS CROSS, L.L.C.
HOLLY ENERGY STORAGE—LOVINGTON LLC
LOVINGTON-ARTESIA, L.L.C.
ROADRUNNER PIPELINE, L.L.C.
SLC PIPELINE LLC
WOODS CROSS OPERATING LLC

By:	/s/ Richard L. Voliva III
Name:	Richard L. Voliva III
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on May 21, 2019.

Name		Title

* George J. Damiris		Chief Executive Officer, President and Manager (Principal Executive Officer)

/s/ Richard L. Voliva III Richard L. Voliva III		Executive Vice President, Chief Financial Officer and Manager (Principal Financial Officer)

* Kenneth P. Norwood		Vice President and Controller (Principal Accounting Officer)

* Denise C. McWatters		Manager

*By:	/s/ Richard L. Voliva III
Richard L. Voliva III
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on May 21, 2019.

HEP REFINING ASSETS, L.P.

By:	HEP Refining GP, L.L.C., its general partner

By:	/s/ Richard L. Voliva III
Name:	Richard L. Voliva III
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on May 21, 2019.

Name		Title

* George J. Damiris		Chief Executive Officer, President and Manager of HEP Refining GP, L.L.C. (Principal Executive Officer)

/s/ Richard L. Voliva III Richard L. Voliva III		Executive Vice President, Chief Financial Officer and Manager of HEP Refining GP., L.L.C. (Principal Financial Officer)

* Kenneth P. Norwood		Vice President and Controller of HEP Refining GP., L.L.C. (Principal Accounting Officer)

* Denise C. McWatters		Manager of HEP Refining GP., L.L.C.

*By:	/s/ Richard L. Voliva III
Richard L. Voliva III Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on May 21, 2019.

HEP FIN-TEX/TRUST-RIVER, L.P. HEP NAVAJO SOUTHERN, L.P. HEP PIPELINE ASSETS, LIMITED PARTNERSHIP

By:	HEP Pipeline GP, L.L.C., its general partner

By:	/s/ Richard L. Voliva III
Name: Title:	Richard L. Voliva III Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on May 21, 2019.

Name		Title

* George J. Damiris		Chief Executive Officer, President and Director of HEP Pipeline GP, L.L.C. (Principal Executive Officer)

/s/ Richard L. Voliva III Richard L. Voliva III		Executive Vice President, Chief Financial Officer and Manager of HEP Pipeline GP, L.L.C. (Principal Financial Officer)

* Kenneth P. Norwood		Vice President and Controller of HEP Pipeline GP, L.L.C. (Principal Accounting Officer)

* Denise C. McWatters		Manager of HEP Pipeline GP, L.L.C.

*By:	/s/ Richard L. Voliva III
Richard L. Voliva III Attorney-in-fact